Exhibit 10.4

AMENDMENT #2 TO THE SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT #2 TO THE SECURITIES PURCHASE AGREEMENT (the “Amendment”) is entered into on August 13, 2024, but made effective as of August 7, 2024 (the “Effective Date”), by and between La Rosa Holdings Corp., a Nevada corporation (the “Company”), and Brown Stone Capital Ltd., a corporation organized under the laws of England and Wales (the “Holder”, and collectively with the Company, the “Parties”).

BACKGROUND

A. The Company and Holder are the parties to that certain securities purchase agreement originally entered into by the Company and the Holder on August 7, 2024 and amended on August 9, 2024 (as amended from time to time, the “Agreement”); and

B. The Company and the Holder desire to amend the Agreement as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement.

2. The reference to “$750,000.33” in Section 1(a) of the Agreement shall be replaced with “$750,000.00”.

3. The reference to “$1,050,287.91” in Section 1(b) of the Agreement shall be replaced with “$1,050,288.24”.

4. This Amendment may be executed in two or more counterparts, each of which when so executed and delivered to the other party shall be deemed an original. The executed page(s) from each original may be joined together and attached to one such original and shall thereupon constitute one and the same instrument. Such counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5. This Amendment shall be deemed part of but shall take precedence over and supersede any provisions to the contrary contained in the Agreement. Except as specifically modified hereby, all of the provisions of the Agreement, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

La Rosa Holdings Corp.		Brown Stone Capital Ltd.

By:		By:
Name:	Joseph La Rosa	Name:	Nima Montazeri
Title:	Chief Executive Officer	Title:	President